Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002
     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and in connection with the Annual Report on Form 10-K of Cousins Properties Incorporated (the “Registrant”) for the year ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, the Executive Vice President and Chief Financial Officer of the Registrant, certifies that to his knowledge:
     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

     /s/ James A. Fleming

James A. Fleming
Executive Vice President
   and Chief Financial Officer
Date: February 26, 2008